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                                                                    EXHIBIT 99.4



                             SHAREHOLDER'S AGREEMENT

               This SHAREHOLDER'S AGREEMENT (this "Agreement"), dated as of November 14, 1998, is entered into by and between Temple-Inland Inc., a Delaware corporation ("TI"), and ____________ (the "Shareholder").

                                 R E C I T A L S

        A. TI, Guaranty Federal Bank, F.S.B., a federally chartered stock savings bank ("Guaranty"), HF Bancorp, Inc., a Delaware corporation ("HFB"), and Hemet Federal Savings & Loan Association, a federally chartered savings association ("Hemet"), entered into that certain Agreement and Plan of Merger dated as of November 14, 1998 (the "Merger Agreement").

        B. The Shareholder is a beneficial shareholder of shares of common stock, $.01 par value, of HFB (the "HFB Stock").

        C. As an inducement to TI to enter into the Merger Agreement, the Shareholder desires to enter into this Agreement.

        D. Unless otherwise provided in this Agreement, capitalized terms shall have the meanings ascribed to such terms in the Merger Agreement.

        NOW THEREFORE, in consideration of the premises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Merger Agreement, and intending to be legally bound hereby, TI and Shareholder agree as follows:

                                    ARTICLE I
                             SHAREHOLDER'S AGREEMENT

        1.1 Agreement to Vote. Shareholder shall vote or cause to be voted, or execute a written consent with respect to, all of the shares of HFB Stock as to which Shareholder has sole or shared voting power (the "Shares") (a) in favor of adoption and approval of the principal terms of the Merger Agreement and all transactions contemplated thereby including any agreement of merger contemplated thereby at every meeting of the shareholders of HFB at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect thereto, and (b) against any Competing Transaction at every meeting of the shareholders of HFB at which such matters are considered and at every



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adjournment thereof and in connection with every proposal to take action by written consent with respect thereto.

        1.2 Legend. The Shareholder agrees to stamp, print or type (or to cause the stamping, printing or typing) on the face of his certificates of HFB Stock evidencing the Shares the following legend:

                      "THE VOTING, SALE, ASSIGNMENT, TRANSFER, PLEDGE,
               HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A SHAREHOLDER'S AGREEMENT DATED AS OF THE 14TH DAY OF NOVEMBER, 1998 BY AND BETWEEN TI AND [THE RECORD OWNER HEREOF], COPIES OF WHICH ARE ON FILE AT THE OFFICES OF HFB."

        1.3 Restrictions on Dispositions. Except to a donee who agrees in writing to be bound by the provisions of Article I hereof, during the term of this Agreement, Shareholder agrees not to sell, assign, transfer or dispose of any of the Shares of take any other action that will alter or affect in any way the right to vote the Shares, except (i) with the prior written consent of TI or
(ii) to change such right from that of a shared right of the Shareholder to vote the Shares to a sole right of the Shareholder to vote the Shares.

        1.4 Shareholder Approval. The Shareholder shall (i) recommend shareholder approval of the Merger Agreement and the transactions contemplated thereby by the HFB shareholders at every meeting of the shareholders of HFB at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect thereto and (ii) advise the HFB shareholders to reject any subsequent proposal or offer received by HFB relating to any Competing Transaction or purchase, sale, acquisition, merger or other form of business combination involving HFB or any of its assets, equity securities or debt securities and to proceed with the transactions contemplated by the Merger Agreement; provided, however, that the Shareholder shall not be obligated to take any action specified in clause (i) or
(ii) if the Board of Directors of HFB is advised in writing by outside legal counsel (Manatt, Phelps & Phillips, LLP, or such other counsel that is reasonably acceptable to TI) that doing any act pursuant to clause (i) or (ii) is inconsistent with the continuing fiduciary duties of said Shareholder to the stockholders of HFB.

        1.5 Confidential Information/Non-solicitation. Neither Shareholder nor any corporation, partnership, trust or other entity controlled by Shareholder shall:

               (a) at any time following the Effective Time of the Holding Company Merger, disclose confidential information regarding HFB or Hemet to any third parties,



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except as required by law, regulation, a court order, in the defense of litigation for which HFB or Hemet may be liable, or in any actions relating to this Agreement or the Merger Agreement and the transactions contemplated hereby or thereby; or

               (b) at any time following the Effective Time of the Holding Company Merger, solicit, directly or indirectly, on its own behalf or on behalf of any other person or entity, management personnel employed by TI or any of its subsidiaries immediately after the Effective Time of the Holding Company Merger for employment with any other business.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

        The Shareholder represents and warrants to TI that the statements set forth below are true and correct as of the date of this Agreement, except those that are specifically as of a different date:

        2.1 Ownership and Related Matters.

               (a) Schedule 2.1(a) hereto correctly sets forth the number of Shares and the nature of Shareholder's voting power with respect thereto. Within five Business Days after the Record Date, the Shareholder shall amend said
Schedule 2.1(a) to correctly reflect the number of Shares and the nature of Shareholder's voting power with respect thereto as of the Record Date.

               (b) There are no proxies, voting trusts or other agreements or understandings to or by which the Shareholder or the Shareholder's spouse is a party or bound or that expressly requires that any of the Shares be voted in any specific manner other than as provided in this Agreement.

        2.2 Authorization and Binding Agreement. The Shareholder has the legal right, power, capacity and authority to execute, deliver and perform this Agreement, and this Agreement is the valid and binding obligation of the Shareholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity.

        2.3 Noncontravention. The execution, delivery and performance of this Agreement by the Shareholder will not (a) conflict with or result in the breach of, or default or actual or potential loss of any benefit under, any provision of any agreement, instrument or obligation to which the Shareholder or the Shareholder's spouse is a party or by which any of the Shareholder's properties or the Shareholder's spouse's properties



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are bound, or give any other party to any such agreement, instrument or obligation a right to terminate or modify any term thereof; (b) require any consent of any Person; (c) result in the creation or imposition of any Encumbrance on any of the Shares or any other assets of the Shareholder or the Shareholder's spouse; or (d) violate any statute or law, judgment, decree, injunction, order, regulation or rule of any Governmental Entity to which the Shareholder or the Shareholder's spouse is subject.

                                   ARTICLE III
                                     GENERAL

        3.1 Amendments. To the fullest extent permitted by law, this Agreement and any schedule or exhibit attached hereto may be amended by agreement in writing of the parties hereto at any time.

        3.2 Integration. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and (except for other documents to be executed pursuant to the Merger Agreement) supersedes all prior agreements and understandings of the parties in connection therewith.

        3.3 Specific Performance. Shareholder acknowledges and agrees that irreparable injury will result to TI and Guaranty in the event of a breach of any of the provisions of this Agreement and that TI will have no adequate remedy at law with respect thereto. Accordingly, in the event of a material breach of this Agreement, and in addition to any other legal or equitable remedy TI may have, TI shall be entitled to the entry of a preliminary injunction and a permanent injunction (including, without limitation, specific performance) by a court of competent jurisdiction, to restrain the violation or breach thereof by Shareholder or any affiliates, agents, or any other persons acting for or with Shareholder in any capacity whatsoever, and Shareholder submits to the jurisdiction of such court in any such action. Shareholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with TI's seeking or obtaining such equitable relief. In addition, after discussing the matter with Shareholder, TI shall have the right to inform any third party that TI reasonably believes to be, or to be contemplating, participating with Shareholder or receiving from Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of TI hereunder, and that participation by any such persons with Shareholder in activities in violation of Shareholder's agreement with TI set forth in this Agreement may give rise to claims by TI against such third party.

        3.4 Termination. This Agreement, other than Section 1.5 hereof, shall terminate automatically without further action at the earlier of the Effective Time of the Holding Company Merger or the termination of the Merger Agreement in accordance



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with its terms. Upon such termination of this Agreement, the parties shall have no further obligation or liability to one another, except in respect of a wilful and material failure in the performance of any such party's agreements, covenants and obligations hereunder and except in respect of Section 1.5 hereof.

        3.5 No Assignment. Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by TI or the Shareholder, in whole or in part. Any attempted assignment in violation of this prohibition shall be null and void. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors of the parties hereto.

        3.6 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        3.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to each party hereto.

        3.8 Notices. Any notice or communication required or permitted hereunder, shall be deemed to have been given if in writing and (a) delivered in person, (b) delivered by confirmed facsimile transmission, (c) sent by overnight carrier, postage prepaid with return receipt requested, or (d) mailed by certified or registered mail, postage prepaid with return receipt requested, addressed as follows:

If to TI, addressed to:

               Temple-Inland Inc.
               303 South Temple Drive
               Diboll, Texas 75941
               Attention: M. Richard Warner
               Facsimile Number: (409) 829-3333

With a copy addressed to:

               Sullivan & Cromwell
               1888 Century Park East
               Los Angeles, CA 90067
               Attention: Stanley F. Farrar
               Facsimile Number: (310) 712-8800




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If to Shareholder, addressed to:

               ______________________________

               ______________________________

               ______________________________

               ______________________________

With a copy addressed to:

               Manatt, Phelps & Phillips, LLP
               11355 West Olympic Blvd.
               Los Angeles, CA 90067
               Attention: William T. Quicksilver
               Telecopier No: (310) 312-4224

or at such other address and to the attention of such other person as a party may notice to the others in accordance with this Section 3.8. Any such notice or communication shall be deemed received on the date delivered personally or delivered by confirmed facsimile transmission, on the first Business Day after it was sent by overnight carrier, postage prepaid with return receipt requested or on the third Business Day after it was sent by certified or registered mail, postage prepaid with return receipt requested.

        3.9 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated herein and therein, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 3.8 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.



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        3.10 Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be unreasonable as to duration, activity or subject, it shall be deemed to extend only over the maximum duration, range of activities or subjects as to which such provision shall be valid and enforceable under applicable law. If any provisions shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforcability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        3.11 Waiver of Breach. Any failure or delay by TI in enforcing any provision of this Agreement shall not operate as a waiver of this Agreement. The waiver by TI of a breach of any provision of this Agreement shall not operate as a waiver of this Agreement. The waiver by TI of a breach of any provision of this Agreement by the Shareholder shall not operate or be construed as a waiver of any subsequent breach or violation thereof. All waivers shall be in writing and signed by the party to be bound.







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        IN WITNESS WHEREOF, the parties to this Agreement have caused and duly executed this Agreement as of the day and year first above written.

                                       TEMPLE-INLAND INC.


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       SHAREHOLDER


                                       ________________________________________
                                                 (Shareholder's Name)











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                                 SPOUSAL CONSENT

               I am the spouse of _______________, the Shareholder in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest in the Shares, if any.



                                       _________________________________________
                                             (Shareholder's Spouse's Name)












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